Exhibit 10.2

___________________________

_____________________

_____________________

15 March 2022

Re: Amendment to Existing Warrants

Dear Holder:

Reference is hereby made to the offering (the “Offering”) by PolarityTE, Inc. (the “Company”) of (i) shares of its preferred stock, par value $0.001 per share, and (ii) warrants to purchase shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”).

This letter confirms that, in consideration for the purchase of $5,000,000.725 of the Company’s securities in the Offering (the “Purchase Commitment”) by ________________________ (the “Holder”), the Company hereby amends, effective as of the closing of the Offering, the Holder’s existing warrants to purchase up to 9,090,910 shares of Common Stock at an exercise price of $1.20 per share issued January 14, 2021, and the Holder’s existing warrants to purchase 8,016,033 shares of Common Stock at an exercise price of $1.20 per share issued January 25, 2021 (collectively, the “Warrants”), by (i) reducing the respective Exercise Prices of the Warrants to $0.35 per share, and (ii) suspend the period during which the Warrants may be exercised for a period of six months following the date on which the Offering is consummated (the “Warrants Amendment”).

The Warrants Amendment is subject to the consummation of the Offering and the Holder’s satisfaction of the Purchase Commitment. In the event that Purchase Commitment is not satisfied, or the Offering is not consummated, the Warrants Amendment shall be null and void and the provisions of the Warrants in effect prior to the date hereof shall remain in effect.

From and after the effectiveness of the Warrants Amendment, the Company agrees to promptly deliver to the Holder, upon request, amended Warrants that reflect the Warrants Amendment in exchange for the surrender for cancellation of the Holder’s Warrants to be amended as provided herein.

[The signature page follows on the next page.]

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their respective authorized signatories as of the date first stated above.

POLARITYTE, INC.

By:
Name:
Title:

___________________________________

By:
Name:
Title:

[Signature page to Warrants Amendment Agreement]

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